                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the Com-
                                                    mission Only (as permitted
                                      by
                                                    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          VAN KAMPEN HIGH INCOME TRUST
                        VAN KAMPEN HIGH INCOME TRUST II
                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           VAN KAMPEN MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
            VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
                  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                       VAN KAMPEN MUNICIPAL INCOME TRUST
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                         VAN KAMPEN SENIOR INCOME TRUST
                              VAN KAMPEN BOND FUND
                            VAN KAMPEN INCOME TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2002  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                          CLOSED-END FUND SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete proxy statement, for your convenience, we've provided a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER MEETING BEING HELD?
A      Because each Van Kampen closed-end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.
Q      WHAT PROPOSAL WILL BE VOTED ON?
A      You are being asked to elect nominees for the Board of Trustees.
Q      WILL MY VOTE MAKE A DIFFERENCE?
A      Yes! Your vote is important and will make a difference in the developments of your fund(s), no matter how many shares you own.
Q      HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?
A      They recommend that you vote "For All" of the nominees on the enclosed proxy card.
Q      WHY DOES THE PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?
A      The funds have a similar proposal and it is cost-efficient to have a joint proxy statement and one meeting.
Q      WHERE DO I CALL FOR MORE INFORMATION?
A      Please call Van Kampen Investor Services at 1-800-341-2929 from 7:30
a.m. to 5:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "For All," "Withhold" or "For All Except."

To withhold authority to vote for any one or more individual nominee(s), check "For All Except" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[ ]  PLEASE MARK
 X   VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1.   Authority to vote      [ ]      [ ]       [ ]    2.   To transact such other business as may properly
     for the election as                                   come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN CLOSED-END FUNDS

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 12, 2002

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen Closed-End Funds listed on Annex A (the "Funds") to the attached Proxy Statement that a Joint Annual Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002, at 3:00 p.m., for the following purposes:

1.   To elect trustees in the following manner:
     A. With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP, VOQ,
        VIC, VTP, VKQ, VNM, VTF, VMO, VQC, VPQ, VLT, VIT, VMT,
        VKC, VVR and VBF, to elect two Class I trustees by the holders of the Common Shares of each Fund. Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.

     B. With respect to VKL, to elect two Class II trustees, one by the holders of the Common Shares of the Fund and one by the holders of the Preferred Shares of the Fund. The
        Common Shares and the Preferred Shares of the Fund will vote as separate classes. Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.

     C. With respect to VIG, VNV, VKI, VKV, VOV, VCV, VPV, VMV,
     VKS and VOT, to elect three Class III trustees, two by the holders of the Common Shares of each Fund and one by the holders of the Preferred Shares of each Fund. The Common
        Shares and the Preferred Shares of each Fund will vote as separate classes. Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.

           D. With respect to VIN, to elect two Class II trustees by the holders of the Common Shares of the Fund. Each elected trustee will serve for a three year term or until a successor shall have been elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on April 12, 2002 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    A. THOMAS SMITH III,
                                    Vice President and Secretary
May 3, 2002

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees of each Fund listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                          VAN KAMPEN CLOSED-END FUNDS

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 12, 2002

  This Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen Closed-End Funds listed on Annex A to this Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002, at 3:00 p.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 10, 2002.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth in Annex A to this Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on a similar matter. The Boards of Trustees have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this proxy statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Board has fixed the close of business on April 12, 2002 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common

Shares and, where applicable, Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Proxy Statement.

  The following table summarizes the proposal to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to the proposal.

                 PROPOSAL/AFFECTED FUNDS                   AFFECTED SHAREHOLDERS
                 -----------------------                   ---------------------
1.    ELECTION OF TRUSTEES:
(a)   With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP,
      VOQ, VIC, VTP, VKQ, VNM, VTF, VMO VQC, VPQ, VLT,
      VIT, VMT, VKC, VVR and VBF, to elect two Class I
      trustees
      -- two trustees by holders of Common Shares          Common Shares
(b)   With respect to VKL, to elect two
      Class II trustees
      -- one trustee by holders of Common Shares           Common Shares
      -- one trustee by holders of Preferred Shares        Preferred Shares
(c)   With respect to VIG, VNV, VKI, VKV, VOV, VCV, VPV,
      VMV, VKS and VOT, to elect three Class III trustees
      -- two trustees by holders of Common Shares          Common Shares
      -- one trustee by holders of Preferred Shares        Preferred Shares
(d)   With respect to VIN, to elect two
      Class II trustees
      -- two trustees by holders of Common Shares          Common Shares

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1, holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as trustees at the Meeting shall be elected.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees of each Fund listed in the proxy statement.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1, abstentions and non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Investment Advisory Corp. ("Advisory Corp.") serves as investment adviser to each Fund, except VBF and VIN. Van Kampen Asset Management Inc. ("Asset Management") serves as investment adviser to VBF and VIN. Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The principal business address of the Advisers is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Advisers are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $74 billion in assets under management or supervision, as of March 31, 2002. With roots in money management dating back to 1927, Van Kampen has helped more than four generations of investors achieve their financial goals. Headquartered in the Chicagoland area, Van Kampen is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley").

OTHER SERVICE PROVIDERS

  Each Fund, except VBF, VIN, VVR, VKL, VMT, VKC, VIG, VLT and VIT, has entered into an administration agreement between such Fund and Van Kampen Funds Inc. (in such capacity, the "Administrator"). The Administrator's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Administrator is a wholly owned subsidiary of Van Kampen. VVR has entered into an administration agreement between such Fund and Van Kampen. With respect to VKS, the Administrator has engaged Brinson Advisers Inc. (formerly Mitchell Hutchins Asset Management Inc.) to act as a sub-administrator (the "Sub-Administrator"). The Sub-Administrator's principal place of business is 1285 Avenue of the Americas, New York, New York 10019. With respect to VKL, Advisory Corp. and the Fund have entered into an administration agreement with Princeton Administrators, L.P. ("Princeton") for the provision of certain administrative services. Princeton's principal place of business is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Each Fund, except VBF and VIN, has entered into an accounting services agreement with Advisory Corp. and a legal services agreement with Van Kampen. Van Kampen's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Each of VMT, VKC, VIG, VLT and VIT has also entered into a support services agreement with Van Kampen Funds Inc.

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  Trustees are to be elected by the Shareholders at the Meeting in the following manner:

         (a) With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP, VOQ, VIC, VTP, VKQ, VNM, VTF, VMO, VQC, VPQ, VLT, VIT, VMT, VKC, VVR and VBF, two Class I Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2005 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class I nominees, David C. Arch and Howard J Kerr, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of each Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (b) With respect to VKL, two Class II Trustees are to be elected at the Meeting by the Shareholders to serve until the later of the Fund's Annual Meeting of Shareholders in 2005 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the one Class II nominee, Wayne W. Whalen, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class II nominee, Rod Dammeyer, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of the Fund and a plurality of the Preferred Shares of the Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (c) With respect to VIG, VNV, VKI, VKV, VOV, VCV, VPV, VMV, VKS and VOT, three Class III Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2005 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class III nominees, Richard F. Powers, III and Hugo F. Sonnenschein, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class III nominee, Theodore A. Myers, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of each Fund and a plurality of the Preferred Shares of each Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (d) With respect to VIN, two Class II trustees are to be elected at the Meeting by the Shareholders to serve until the later of the Fund's Annual Meeting of Shareholders in 2005 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class II nominees, Wayne W. Whalen and Rod Dammeyer, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of the Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

  Each of the Trustees has served as a member of the Board of Trustees since his initial election or appointment to the Board of Trustees as set forth on Annex C to this Proxy Statement.

  The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees for a particular Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable state law based on the state of organization of each Fund, each Fund's Declaration of Trust and each Fund's Bylaws.

  With respect to each of the Funds with outstanding Preferred Shares, pursuant to the 1940 Act, as long as any Preferred Shares are outstanding, the holders of Preferred Shares will, voting as a separate class, elect two of the Trustees of the Fund. Mr. Dammeyer is currently the Class II Trustee designated to be elected by the holders of the Preferred Shares. Mr. Myers is currently the Class III Trustee designated to be elected by the holders of the Preferred Shares.

  All nominees have consented to being named in this proxy statement. With respect to each of the Funds, each of the nominees has agreed to serve as a Trustee if elected; however, should any nominees become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees of each Fund.

  The following sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees. The term "Fund Complex" includes each of the investment companies advised by the Advisers.

INDEPENDENT TRUSTEES

                                                                                                  NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE        FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
David C. Arch (56)         Trustee          +       Mr. Arch is Chairman and Chief Executive          37
Blistex Inc.                                        Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is
                                                    also a Trustee or Managing General Partner
                                                    of other investment companies advised by
                                                    the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (56)         Mr. Arch is a member of the
Blistex Inc.               Board of Directors of the
1800 Swift Drive           Heartland Alliance, a
Oak Brook, IL 60523        nonprofit organization
                           serving human needs based in
                           Chicago.

                                                                                                  NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE        FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Rod Dammeyer (61)          Trustee          +       Mr. Dammeyer is President of CAC, llc., a         37
CAC, llc.                                           private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr.
Suite 2800                                          Dammeyer is also a Trustee or Managing
Chicago, IL 60611                                   General Partner of other investment
                                                    companies advised by the Advisers. Prior to
                                                    February 2001, Mr. Dammeyer was Vice
                                                    Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc.
                                                    Prior to July 2000, Mr. Dammeyer was a
                                                    Managing Partner of Equity Group Corporate
                                                    Investment (EGI), a company that makes
                                                    private investments in other companies.
                                                    Prior to 1997, Mr. Dammeyer was President,
                                                    Chief Executive Officer and a Director of
                                                    Great American Management & Investment,
                                                    Inc., a diversified manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (61)          Mr. Dammeyer is a member of
CAC, llc.                  the Board of Directors of
676 North Michigan Avenue  TeleTech Holdings Inc.,
Suite 2800                 Stericycle, Inc.,
Chicago, IL 60611          TheraSense, Inc., GATX
                           Corporation, Arris Group,
                           Inc. and Peregrine Systems
                           Inc. and a member of the
                           Board of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July 2000,
                           Mr. Dammeyer was a member of
                           the Board of Directors of
                           Allied Riser Communications
                           Corp., Matria Healthcare
                           Inc., Transmedia Networks,
                           Inc., CNA Surety, Corp. and
                           Grupo Azcarero Mexico (GAM).
                           Prior to April 1999, Mr.
                           Dammeyer was a Director of
                           Metal Management, Inc. Prior
                           to 1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the Chase
                           Manhattan Corporation
                           National Advisory Board and
                           Sealy, Inc. Prior to 1997,
                           Mr. Dammeyer was a Director
                           of Flacon Building Products,
                           Inc.

                                                                                                  NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE        FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Howard J Kerr (66)         Trustee          +       Mr. Kerr is a Trustee or Managing General         37
736 North Western Avenue                            Partner of other investment companies
P.O. Box 317                                        advised by the Advisers. Prior to 1998, Mr.
Lake Forest, IL 60045                               Kerr was the President and Chief Executive
                                                    Officer of Pocklington Corporation, Inc.,
                                                    an investment holding company.
Theodore A. Myers (71)     Trustee          +       Mr. Myers is a financial consultant. Mr.          37
550 Washington Avenue                               Myers is also a Trustee or Managing General
Glencoe, IL 60022                                   Partner of other investment companies
                                                    advised by the Advisers. Prior to 1998, Mr.
                                                    Myers was a Senior Financial Advisor (and,
                                                    prior to 1997, an Executive Vice President,
                                                    Chief Financial Officer and Director) of
                                                    Qualitech Steel Corporation, a producer of
                                                    high quality engineered steels for
                                                    automotive, transportation and capital
                                                    goods industries. Prior to 1997, Mr. Myers
                                                    was a member of the Arthur Andersen Chief
                                                    Financial Officers' Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (66)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed crushing,
Lake Forest, IL 60045      refining, processing and
                           packaging operation, and the
                           Marrow Foundation.
Theodore A. Myers (71)     Mr. Myers is a Director of
550 Washington Avenue      Met Life Investors (formerly
Glencoe, IL 60022          known as COVA Financial Life
                           Insurance). Prior to 1997,
                           Mr. Myers was a Director of
                           McLouth Steel.

                                                                                                  NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE        FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Hugo F. Sonnenschein (61)  Trustee          +       Mr. Sonnenschein is President Emeritus and        37
1126 E. 59th Street                                 Honorary Trustee of the University of
Chicago, IL 60637                                   Chicago and the Hutchinson Distinguished
                                                    Service Professor in the Department of
                                                    Economics at the University of Chicago.
                                                    Prior to July 2000, Mr. Sonnenschein was
                                                    President of the University of Chicago. Mr.
                                                    Sonnenschein is a member of the Board of
                                                    Trustees of the University of Rochester and
                                                    a member of its investment committee. Mr.
                                                    Sonnenschein is a member of the National
                                                    Academy of Sciences, the American
                                                    Philosophical Society, and a fellow of the
                                                    American Academy of Arts and Sciences. Mr.
                                                    Sonnenschein is also a Trustee or Managing
                                                    General Partner of other investment
                                                    companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (61)
1126 E. 59th Street
Chicago, IL 60637

INTERESTED TRUSTEES

                                                                                                  NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INTERESTED TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*    Chairman,    +           Mr. Powers is Chairman, Director,                 94
(56)                       Trustee and              President, Chief Executive Officer and
1 Parkview Plaza           President                Managing Director of Van Kampen; Chairman,
Oakbrook Terrace, IL                                Director, Chief Executive Officer and
60181                                               Managing Director of the Advisers, Van
                                                    Kampen Funds Inc., Van Kampen Advisors Inc.
                                                    and Van Kampen Management Inc.; Director of
                                                    other subsidiaries of Van Kampen; and Chief
                                                    Sales and Marketing Officer of Morgan
                                                    Stanley Dean Witter Asset Management Inc.
                                                    Mr. Powers is also Chairman of the Board,
                                                    Trustee/Director and President of funds in
                                                    the Fund Complex. Prior to May 1998, Mr.
                                                    Powers was Executive Vice President; and
                                                    Director of Marketing of Morgan Stanley
                                                    Dean Witter & Co. and Director of Dean
                                                    Witter Discover & Co. and Dean Witter
                                                    Realty. Prior to 1996, Mr. Powers was
                                                    Director of Dean Witter Reynolds Inc.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181

                                                                                                  NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INTERESTED TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Wayne W. Whalen* (62)      Trustee      +           Mr. Whalen is a Partner in the law firm of        94
333 West Wacker Drive                               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General
                                                    Partner of other funds advised by the
                                                    Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

+ Each trustee serves a three-year term from the date of election. Each trustee has served as a trustee of each respective Fund since the year shown in Annex C.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Whalen is an interested person certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of his positions with Morgan Stanley or its affiliates.

MEETINGS AND COMMITTEES

  During the fiscal year ended December 31, 2001, the Board of Trustees of VIN, VLT and VIT each held 12 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended December 31, 2001, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings.

  During the fiscal year ended July 31, 2001, the Board of Trustees of VVR held 11 meetings. During the last fiscal year, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended July 31, 2001, the Board of Trustees of such Fund had no standing committees with the exception of an audit committee which held 2 meetings.

  During the fiscal year ended October 31, 2001, the Board of Trustees of VIG, VKV, VCV, VMV, VNV, VOV, VPV, VKS, VOT, VKI, VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKL, VKQ, VQC, VFM, VOQ, VNM and VPQ each held 12 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended October 31, 2001, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings.

  During the fiscal year ended June 30, 2001, the Board of Trustees of VBF, VMT and VKC each held 8 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended June 30, 2001, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings.

  Each Fund has an Audit Committee. The Board of Trustees of each Fund has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. In accordance with proxy rules promulgated by the Securities and Exchange Commission, a fund's Audit Committee Charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Audit Committee Charter for each of the Funds was filed as Exhibit H to the Funds' 2001 Proxy Statement. The Audit Committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent auditors of each Fund, and discussed with Deloitte & Touche LLP the matters required to be discussed under the Statement of Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standard Board No. 1 and has discussed with the independent auditors their independence. Based on this review, the Audit Committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee currently consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein. Each committee member is "independent" as defined by either the New York Stock Exchange or American Stock Exchange listing standard applicable to the respective Fund.

  Each Fund has a retirement plan committee which currently consists of Messrs. Arch, Dammeyer and Sonnenschein. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters with respect thereto. The retirement plan committee does not meet on a regular basis and had no meetings during each Fund's last fiscal year, but does meet on an ad hoc basis as necessary to administer the retirement plan.

REMUNERATION INFORMATION

  As of the date of this proxy statement, each Trustee serves as a trustee or managing general partner of the same 37 operating investment companies in the Fund Complex (the "Closed-End Fund Complex"). The compensation of Trustees and executive officers that are affiliated persons (as defined in the 1940 Act) of Advisory Corp., Asset Management, or Van Kampen is paid by the respective entity. The funds in the Closed-End Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees, plus expenses incurred in connection with such meeting. Funds in the Closed-End Fund Complex pay an annual Closed-End Fund Complex retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Closed-End Fund Complex, which retainer is then allocated among the funds in the Closed-End Fund Complex based on the relative net assets of such funds, and meeting fees of $250 per meeting per fund, plus reimbursement of expenses incurred in connection with such meeting.

  Each fund in the Closed-End Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Closed-End Fund Complex as more fully described below. Each fund in the Closed-End Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Closed-End Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Closed-End Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving trustee's compensation from a Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such Trustee's retirement from such Fund. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year end in 2001 or the Closed-End Fund Complex's most recently completed calendar year ended December 31, 2001.

                               COMPENSATION TABLE

                                                          CLOSED-END FUND COMPLEX
                                            ---------------------------------------------------
                                            ESTIMATED AGGREGATE                       TOTAL
                                                PENSION OR                        COMPENSATION
                                                RETIREMENT          ESTIMATED        BEFORE
                              AGGREGATE          BENEFITS           AGGREGATE     DEFERRAL FROM
                             COMPENSATION         ACCRUED            ANNUAL        CLOSED-END
                              FROM EACH         AS PART OF        BENEFITS UPON       FUND
          NAME(1)              FUND(2)          EXPENSES(3)       RETIREMENT(4)    COMPLEX(5)
          -------            ------------   -------------------   -------------   -------------
David C. Arch..............      (2)              $13,789            $90,000        $152,000
Rod Dammeyer...............      (2)               25,218             90,000         152,250
Howard J Kerr..............      (2)               49,429             89,000         152,250
Theodore A. Myers..........      (2)               91,890             85,000         152,250
Hugo F. Sonnenschein.......      (2)               25,164             90,000         152,250
Wayne W. Whalen............      (2)               28,723             90,000         152,250

---------------
(1) Mr. Powers is an affiliated persons of the Advisers and Van Kampen, and does not receive compensation or retirement benefits from the Funds.

(2) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year end in 2001 before deferral by the Trustees under the deferred compensation plan is shown in Annex D. Certain trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year end in 2001 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Closed-End Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year end in 2001 is shown in Annex F.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Closed-End Fund Complex for their respective fiscal years ended in 2001. The retirement plan is described above the compensation table.

(4) For each trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Closed-End Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. Each Fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such trustee's retirement to those Trustees who retire at or over the age of 60 and with at least ten years of service to each Fund. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the 37 operating investment companies in the Closed-End Fund Complex for the calendar year ended December 31, 2001 before deferral by the Trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Closed-End Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the Trustees in order to match the deferred compensation obligation. The Advisers or their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Whalen and Powers, the Trustees are not trustees of such other investment companies. Combining the Closed-End Fund Complex with other investment companies advised by the Advisers or their affiliates, Mr. Whalen earned Total Compensation of $276,650 for the year ended December 31, 2001.

SHAREHOLDER APPROVAL

  With respect to each of the Funds, the holders of Common Shares and, where applicable, the holders of Preferred Shares, each voting as a separate class, will vote on the respective nominees designated to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares, and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Funds who are not trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Advisers or affiliates of the Advisers. The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers of the Advisers or officers of affiliates of the Advisers and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van
2800 Post Oak Blvd.           President and       since 1998  Kampen, and Managing Director, President and Chief Operating
45th Floor                    Chief Investment                Officer of the Advisers and Van Kampen Advisors Inc.
Houston, TX 77056             Officer                         Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen,
                                                              and President and Chief Operating Officer of the Advisers.
                                                              Prior to April 2000, Executive Vice President and Chief
                                                              Investment Officer for Equity Investments of the Advisers.
                                                              Prior to October 1998, Vice President and Senior Portfolio
                                                              Manager with AIM Capital Management, Inc. Prior to February
                                                              1998, Senior Vice President and Portfolio Manager of Van
                                                              Kampen American Capital Asset Management, Inc., Van Kampen
                                                              American Capital Investment Advisory Corp. and Van Kampen
                                                              American Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and
Harborside Financial Center   Secretary           since 1999  Director of Van Kampen, Director of the Advisers, Van Kampen
Plaza 2 - 7th Floor                                           Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor
Jersey City, NJ 07311                                         Services Inc. and certain other subsidiaries of Van Kampen.
                                                              Managing Director and General Counsel-Mutual Funds of Morgan
                                                              Stanley Investment Advisors, Inc. Vice President or
                                                              Principal Legal Officer and Secretary of funds in the Fund
                                                              Complex. Prior to July 2001, Managing Director, General
                                                              Counsel, Secretary and Director of Van Kampen, the Advisers,
                                                              Van Kampen Funds Inc., Van Kampen Investor Services Inc. and
                                                              certain other subsidiaries of Van Kampen. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen, the Advisers, Van Kampen
                                                              Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor
                                                              Services Inc. and certain other subsidiaries of Van Kampen.
                                                              Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (48)       Vice President      Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
Oakbrook Terrace, IL 60181                                    Fund Complex. Prior to July 2001, Principal and Co-head of the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, he managed the investment grade taxable group for the
                                                              Advisers since July 1999. From July 1988 to June 1999, he
                                                              managed the government securities bond group for Asset
                                                              Management. Mr. Reynoldson has been with Asset Management
                                                              since April 1987.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen, the Advisers and Van
1 Parkview Plaza              Chief Financial     since 1996  Kampen Advisors Inc. Vice President, Chief Financial Officer
Oakbrook Terrace, IL 60181    Officer and                     and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen, and Managing
Harborside Financial Center                       since 2000  Director, President and Director of Van Kampen Funds Inc.
Plaza 2 - 7th Floor                                           Vice President of funds in the Fund Complex. Prior to
Jersey City, NJ 07311                                         December 2000, President of Van Kampen Insurance Agency of
                                                              Illinois Inc., and Senior Vice President and Director of Van
                                                              Kampen. From November 1992 to December 1997, Mr. Zimmermann
                                                              was Senior Vice President of Van Kampen Funds Inc.

SHAREHOLDER INFORMATION

  As of April 12, 2002, to the knowledge of the Funds, no Shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares. As of April 12, 2002, certain trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Except as indicated on Annex G, as of April 12, 2002, the trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table in Annex G. As of April 12, 2002, no trustees or executive officers owned any Preferred Shares of the Funds. As of April 12, 2002, each Trustee beneficially owned equity securities of the Funds and other funds in the Closed-End Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex H.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

INDEPENDENT AUDITORS

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of each Fund. D&T previously served as the independent auditors to each Fund for such Fund's fiscal years ended in 2001 and 2000. The selection of D&T for the current fiscal year and the change in accountants and selection of D&T for the fiscal year ended in 2000 was recommended and approved by each Fund's Audit Committee. Each Board's initial appointment of D&T was effective on May 8, 2000. Each of the Funds knows of no direct or indirect financial interest of D&T in such Fund.

  KPMG LLP previously served as the independent public accountants to each of the Funds (except VBF and VIN) for such Fund's fiscal year ended in 1999; the client-auditor relationship between KPMG LLP and such Funds ceased as of April 14, 2000. Ernst & Young LLP previously served as the independent public accountants to each of VBF and VIN for such Fund's fiscal year ended in 1999; the client-auditor relationship between Ernst & Young LLP and such Funds ceased as of May 8, 2000. KPMG LLP and Ernst & Young LLP are collectively referred to herein as the "Predecessor Accountants."

  The independent auditors' reports on the financial statements for each respective Fund during such Fund's last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years and any subsequent interim period, there were no disagreements with the respective Predecessor Accountant for each respective Fund on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Predecessor Accountant, would have caused such Predecessor Accountant to make reference to the subject matter of the disagreement in connection with its report.

Audit Fees

  For professional services rendered with respect to the audit of each Fund's annual financial statements, each Fund paid to D&T during such Fund's most recent fiscal year fees in the amounts set forth in Annex I.

Financial Information Systems Design and Implementation Fees

  The Funds, Advisers and affiliates of the Advisers performing services for the Funds paid no fees during the Funds' most recent fiscal years for information systems design and implementation to D&T.

All Other Fees

  Each Fund paid fees to D&T in the amounts set forth in Annex I during such Fund's most recent fiscal year for services other than those described above. The Advisers and affiliates of the Advisers performing services for the Funds paid fees to D&T in the aggregate amount of approximately $6.5 million during the Fund's most recent fiscal years for services other than those described above.

  The Audit Committee of the Board has considered whether the provision of services other than audit services, by D&T to the Funds, the Advisers and affiliates of the Advisers that provide services to Funds is compatible with maintaining D&T's independence in performing audit services.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Advisers or Van Kampen, the transfer agents of the Funds or by dealers or their representatives or by Management Information Services, a solicitation firm located in Norwell, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $1,500 per Fund.
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2003 Annual Meeting of Shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 11, 2003. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than March 27, 2003. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III,
                                          Vice President and Secretary
May 3, 2002

                                                                         ANNEX A

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the Van Kampen closed-end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Wednesday, June 12, 2002, at 3:00 p.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the "Common Shares." Certain Funds have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below and such preferred shares of the Funds are referred to herein as the "Preferred Shares."

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Municipal Income   Municipal Income Trust      VMT       Rate Adjusted Tax-Exempt
 Trust                                                               Shares, liquidation
                                                                     preference $500,000 per
                                                                     share

Van Kampen California         California Municipal        VKC       Remarketed Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $50,000 per share

Van Kampen Investment Grade   Investment Grade            VIG       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $100,000 per share

Van Kampen Select Sector      Select Sector               VKL       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal Trust    Municipal Trust             VKQ       Auction Preferred Shares,
                                                                     liquidation preference
                                                                     $25,000 per share

Van Kampen California         California Quality          VQC       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen New York Quality   New York Quality            VNM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Pennsylvania       Pennsylvania Quality        VPQ       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Florida Quality    Florida Quality             VFM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Ohio Quality       Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Trust for Insured  Trust for Insured           VIM       Auction Preferred Shares,
 Municipals                    Municipals                            liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VGM       Auction Preferred Shares,
 Investment Grade Municipals   Grade Municipals                      liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VIC       Auction Preferred Shares,
 Investment Grade California   Grade California                      liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTN       Auction Preferred Shares,
 Investment Grade New York     Grade New York                        liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTP       Auction Preferred Shares,
 Investment Grade              Grade Pennsylvania                    liquidation preference
 Pennsylvania Municipals       Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTF       Auction Preferred Shares,
 Investment Grade Florida      Grade Florida                         liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTJ       Auction Preferred Shares,
 Investment Grade New Jersey   Grade New Jersey                      liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VMO       Auction Preferred Shares,
 Opportunity Trust             Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Municipal         VKA       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Pennsylvania      VAP       Auction Preferred Shares,
 Pennsylvania Municipal        Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $25,000 per share

Van Kampen Ohio Value         Ohio Value Municipal        VOV       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share

Van Kampen Massachusetts      Massachusetts Value         VMV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

Van Kampen Strategic Sector   Strategic Sector            VKS       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen New York Value     New York Value              VNV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share

Van Kampen California Value   California Value            VCV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share

Van Kampen Pennsylvania       Pennsylvania Value          VPV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Value Municipal    Value Municipal Income      VKV       Auction Preferred Shares,
 Income Trust                  Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VOT       Auction Preferred Shares,
 Opportunity Trust II          Trust II                              liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Municipal         VKI       Auction Preferred Shares,
 Municipal Income Trust II     Income Trust II                       liquidation preference
                                                                     $25,000 per share

Van Kampen High Income        High Income Trust II        VLT       Auction Preferred Shares,
 Trust II                                                            liquidation preference
                                                                     $25,000 per share

Van Kampen High               High Income Trust           VIT       Auction Market Preferred
 Income Trust                                                        Shares, liquidation
                                                                     preference $100,000 per
                                                                     share

Van Kampen Senior             Senior Income Trust         VVR       Not Applicable
 Income Trust

Van Kampen Bond Fund          Bond Fund                   VBF       Not Applicable

Van Kampen Income Trust       Income Trust                VIN       Not Applicable

                                                                         ANNEX B

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of April 12, 2002, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Van Kampen Municipal Income Trust                               28,684,985            330
Van Kampen California Municipal Trust                            3,257,560            400
Van Kampen Investment Grade Municipal Trust                      4,839,000            250
Van Kampen Select Sector Municipal Trust                         4,682,127          1,360
Van Kampen Municipal Trust                                      36,365,392         12,000
Van Kampen California Quality Municipal Trust                    9,682,997          3,000
Van Kampen New York Quality Municipal Trust                      5,655,638          1,800
Van Kampen Pennsylvania Quality Municipal Trust                  8,244,720          2,600
Van Kampen Florida Quality Municipal Trust                       6,519,397          2,000
Van Kampen Ohio Quality Municipal Trust                          4,291,723          1,400
Van Kampen Trust for Insured Municipals                          9,741,284          3,600
Van Kampen Trust for Investment Grade Municipals                27,013,149         10,600
Van Kampen Trust for Investment Grade California Municipals      4,666,320          1,800
Van Kampen Trust for Investment Grade New York Municipals        6,203,651          2,400
Van Kampen Trust for Investment Grade Pennsylvania Municipals    7,420,970          2,800
Van Kampen Trust for Investment Grade Florida Municipals         5,562,560          2,240
Van Kampen Trust for Investment Grade New Jersey Municipals      6,103,771          2,600
Van Kampen Municipal Opportunity Trust                          15,352,890          6,000
Van Kampen Advantage Municipal Income Trust                     19,106,785          7,600
Van Kampen Advantage Pennsylvania Municipal Income Trust         4,363,579          1,600
Van Kampen Ohio Value Municipal Income Trust                     1,681,438            600
Van Kampen Massachusetts Value Municipal Income Trust            2,663,121          1,000
Van Kampen Strategic Sector Municipal Trust                     10,806,700          3,800
Van Kampen New York Value Municipal Income Trust                 4,291,172          1,600
Van Kampen California Value Municipal Income Trust               6,029,844          2,400
Van Kampen Pennsylvania Value Municipal Income Trust             4,468,924          1,800
Van Kampen Value Municipal Income Trust                         23,555,115          9,000
Van Kampen Municipal Opportunity Trust II                       11,731,272          4,600
Van Kampen Advantage Municipal Income Trust II                   8,168,211          3,200
Van Kampen High Income Trust                                    13,710,760            450
Van Kampen High Income Trust II                                  8,109,000          1,360
Van Kampen Senior Income Trust                                 180,010,000            N/A
Van Kampen Bond Fund                                            11,362,465            N/A
Van Kampen Income Trust                                         15,358,475            N/A

                                                                         ANNEX C

    The table below sets forth the year in which each of the nominees to the Board of Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                                            ARCH   DAMMEYER   KERR      MYERS      POWERS   SONNENSCHEIN   WHALEN
                                                            ----   --------   ----      -----      ------   ------------   ------
Municipal Income Trust (VMT)..............................  1988     1988     1992      1988        1999        1994        1988
California Municipal Trust (VKC)..........................  1988     1988     1992      1988        1999        1994        1988
High Income Trust (VIT)...................................  1988     1988     1992      1988        1999        1994        1988

Investment Grade Municipal Trust (VIG)....................  1989     1989     1992      1989        1999        1994        1989
High Income Trust II (VLT)................................  1989     1989     1992      1989        1999        1994        1989

California Quality Municipal Trust (VQC)..................  1991     1991     1992      1991        1999        1994        1991
Florida Quality Municipal Trust (VFM).....................  1991     1991     1992      1991        1999        1994        1991
Municipal Trust (VKQ).....................................  1991     1991     1992      1991        1999        1994        1991
New York Quality Municipal Trust (VNM)....................  1991     1991     1992      1991        1999        1991        1991
Ohio Quality Municipal Trust (VOQ)........................  1991     1991     1992      1991        1999        1994        1991
Pennsylvania Quality Municipal Trust (VPQ)................  1991     1991     1992      1991        1999        1994        1991
Trust for Insured Municipals (VIM)........................  1991     1991     1992      1991        1999        1994        1991
Trust for Investment Grade Municipals (VGM)...............  1991     1991     1992      1991        1999        1994        1991

Advantage Municipal Income Trust (VKA)....................  1992     1992     1992      1992        1999        1994        1992
Advantage Pennsylvania Municipal Income Trust (VAP).......  1992     1992     1992      1992        1999        1994        1992
Municipal Opportunity Trust (VMO).........................  1992     1992     1992      1992        1999        1994        1992
Strategic Sector Municipal Trust (VKS)....................  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade California Municipals (VIC)....  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade Florida Municipals (VTF).......  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade New Jersey Municipals (VTJ)....  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade New York Municipals (VTN)......  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade Pennsylvania Municipals
 (VTP)....................................................  1992     1992     1992      1992        1999        1994        1992

Advantage Municipal Income Trust II (VKI).................  1993     1993     1993      1993        1999        1994        1993
California Value Municipal Income Trust (VCV).............  1993     1993     1993      1993        1999        1994        1993
Massachusetts Value Municipal Income Trust (VMV)..........  1993     1993     1993      1993        1999        1994        1993
Municipal Opportunity Trust II (VOT)......................  1993     1993     1993      1993        1999        1994        1993

                                                            ARCH   DAMMEYER   KERR      MYERS      POWERS   SONNENSCHEIN   WHALEN
                                                            ----   --------   ----      -----      ------   ------------   ------
New York Value Municipal Income Trust (VNV)...............  1993     1993     1993      1993        1999        1994        1993
Ohio Value Municipal Income Trust (VOV)...................  1993     1993     1993      1993        1999        1994        1993
Pennsylvania Value Municipal Income Trust (VPV)...........  1993     1993     1993      1993        1999        1994        1993
Select Sector Municipal Trust (VKL).......................  1993     1993     1993      1993        1999        1994        1993
Value Municipal Income Trust (VKV)........................  1993     1993     1993      1993        1999        1994        1993
Bond Fund (VBF)...........................................  1997     1997     1997      1997        1999        1997        1997
Income Trust (VIN)........................................  1997     1997     1997      1997        1999        1997        1997
Senior Income Trust (VVR).................................  1998     1998     1998      1998        1999        1998        1998

                                                                         ANNEX D
           2001 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

                 NAME OF FUND                   FISCAL YEAR-END    ARCH     DAMMEYER    KERR      MYERS    SONNENSCHEIN   WHALEN
                 ------------                   ---------------    ----     --------    ----      -----    ------------   ------
Bond Fund.....................................       06/30        $ 2,771   $ 2,771    $ 2,771   $ 2,771     $ 2,771      $ 2,771
California Municipal Trust....................       06/30          1,805     1,805      1,805     1,805       1,805        1,805
Municipal Income Trust........................       06/30          4,043     4,043      4,043     4,043       4,043        4,043
Senior Income Trust...........................       07/31         14,944    14,944     14,944    14,944      14,944       14,944
Advantage Municipal Income Trust..............       10/31          4,511     4,511      4,511     4,511       4,511        4,511
Advantage Municipal Income Trust II...........       10/31          2,677     2,677      2,677     2,677       2,677        2,677
Advantage Pennsylvania Municipal Income
 Trust........................................       10/31          2,182     2,182      2,182     2,182       2,182        2,182
California Quality Municipal Trust............       10/31          2,943     2,943      2,943     2,943       2,943        2,943
California Value Municipal Income Trust.......       10/31          2,459     2,459      2,459     2,459       2,459        2,459
Florida Quality Municipal Trust...............       10/31          2,453     2,453      2,453     2,453       2,453        2,453
Investment Grade Municipal Trust..............       10/31          1,936     1,936      1,936     1,936       1,936        1,936
Massachusetts Value Municipal Income Trust....       10/31          1,899     1,899      1,899     1,899       1,899        1,899
Municipal Opportunity Trust...................       10/31          3,978     3,978      3,978     3,978       3,978        3,978
Municipal Opportunity Trust II................       10/31          3,200     3,200      3,200     3,200       3,200        3,200
Municipal Trust...............................       10/31          6,703     6,703      6,703     6,703       6,703        6,703
New York Quality Municipal Trust..............       10/31          2,349     2,349      2,349     2,349       2,349        2,349
New York Value Municipal Income Trust.........       10/31          2,147     2,147      2,147     2,147       2,147        2,147
Ohio Quality Municipal Trust..................       10/31          2,138     2,138      2,138     2,138       2,138        2,138
Ohio Value Municipal Income Trust.............       10/31          1,738     1,738      1,738     1,738       1,738        1,738
Pennsylvania Quality Municipal Trust..........       10/31          2,705     2,705      2,705     2,705       2,705        2,705
Pennsylvania Value Municipal Income Trust.....       10/31          2,190     2,190      2,190     2,190       2,190        2,190

                 NAME OF FUND                   FISCAL YEAR-END    ARCH     DAMMEYER    KERR      MYERS    SONNENSCHEIN   WHALEN
                 ------------                   ---------------    ----     --------    ----      -----    ------------   ------
Select Sector Municipal Trust.................       10/31          2,087     2,087      2,087     2,087       2,087        2,087
Strategic Sector Municipal Trust..............       10/31          3,003     3,003      3,003     3,003       3,003        3,003
Trust for Insured Municipals..................       10/31          3,009     3,009      3,009     3,009       3,009        3,009
Trust for Investment Grade California
 Municipals...................................       10/31          2,229     2,229      2,229     2,229       2,229        2,229
Trust for Investment Grade Florida
 Municipals...................................       10/31          2,232     2,232      2,232     2,232       2,232        2,232
Trust for Investment Grade Municipals.........       10/31          5,853     5,853      5,853     5,853       5,853        5,853
Trust for Investment Grade New Jersey
 Municipals...................................       10/31          2,252     2,252      2,252     2,252       2,252        2,252
Trust for Investment Grade New York
 Municipals...................................       10/31          2,504     2,504      2,504     2,504       2,504        2,504
Trust for Investment Grade Pennsylvania
 Municipals...................................       10/31          2,683     2,683      2,683     2,683       2,683        2,683
Value Municipal Income Trust..................       10/31          4,994     4,994      4,994     4,944       4,994        4,994
High Income Trust.............................       12/31          2,174     2,174      2,174     2,174       2,174        2,174
High Income Trust II..........................       12/31          2,011     2,011      2,011     2,011       2,011        2,011
Income Trust..................................       12/31          2,151     2,151      2,151     2,151       2,151        2,151

                                                                         ANNEX E
               2001 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                            FUND                              FISCAL YEAR-END    DAMMEYER    SONNENSCHEIN    WHALEN
                            ----                              ---------------    --------    ------------    ------
Bond Fund...................................................       06/30         $ 2,771       $ 2,771       $ 2,771
California Municipal Trust..................................       06/30           1,805         1,805         1,805
Municipal Income Trust......................................       06/30           4,043         4,043         4,043
Senior Income Trust.........................................       07/31          14,944        14,944        14,944
Advantage Municipal Income Trust............................       10/31           4,511         4,511         4,511
Advantage Municipal Income Trust II.........................       10/31           2,677         2,677         2,677
Advantage Pennsylvania Municipal Income Trust...............       10/31           2,182         2,182         2,182
California Quality Municipal Trust..........................       10/31           2,943         2,182         2,182
California Value Municipal Income Trust.....................       10/31           2,459         2,459         2,459
Florida Quality Municipal Trust.............................       10/31           2,453         2,453         2,453
Investment Grade Municipal Trust............................       10/31           1,936         1,936         1,936
Massachusetts Value Municipal Income Trust..................       10/31           1,899         1,899         1,899
Municipal Opportunity Trust.................................       10/31           3,978         3,978         3,978
Municipal Opportunity Trust II..............................       10/31           3,200         3,200         3,200
Municipal Trust.............................................       10/31           6,703         6,703         6,703
New York Quality Municipal Trust............................       10/31           2,349         2,349         2,349
New York Value Municipal Income Trust.......................       10/31           2,147         2,147         2,147
Ohio Quality Municipal Trust................................       10/31           2,138         2,138         2,138
Ohio Value Municipal Income Trust...........................       10/31           1,738         1,738         1,738
Pennsylvania Quality Municipal Trust........................       10/31           2,705         2,705         2,705
Pennsylvania Value Municipal Income Trust...................       10/31           2,190         2,190         2,190
Select Sector Municipal Trust...............................       10/31           2,087         2,087         2,087
Strategic Sector Municipal Trust............................       10/31           3,003         3,003         3,003
Trust for Insured Municipals................................       10/31           3,009         3,009         3,009
Trust for Investment Grade California Municipals............       10/31           2,229         2,229         2,229
Trust for Investment Grade Florida Municipals...............       10/31           2,232         2,232         2,232
Trust for Investment Grade Municipals.......................       10/31           5,853         5,853         5,853
Trust for Investment Grade New Jersey Municipals............       10/31           2,252         2,252         2,252

                            FUND                              FISCAL YEAR-END    DAMMEYER    SONNENSCHEIN    WHALEN
                            ----                              ---------------    --------    ------------    ------
Trust for Investment Grade New York Municipals..............       10/31           2,504         2,504         2,504
Trust for Investment Grade Pennsylvania Municipals..........       10/31           2,683         2,683         2,683
Value Municipal Income Trust................................       10/31           4,994         4,994         4,994
High Income Trust...........................................       12/31           2,174         2,174         2,174
High Income Trust II........................................       12/31           2,011         2,011         2,011
Income Trust................................................       12/31           2,151         2,151         2,151

                                                                         ANNEX F

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                            FUND                              FISCAL YEAR-END   DAMMEYER    KERR     SONNENSCHEIN   WHALEN
                            ----                              ---------------   --------    ----     ------------   ------
Bond Fund...................................................       06/30        $ 9,691    $ 2,079     $10,060      $10,149
California Municipal Trust..................................       06/30         22,867     21,092      23,947       20,048
Municipal Income Trust......................................       06/30         30,657     22,505      31,822       28,008
Senior Income Trust.........................................       07/31         45,701      7,558      46,252       46,537
Advantage Municipal Income Trust............................       10/31         30,562     21,513      31,026       27,575
Advantage Municipal Income Trust II.........................       10/31         24,531     20,482      25,057       21,547
Advantage Pennsylvania Municipal Income Trust...............       10/31         22,936     20,208      23,478       19,953
California Quality Municipal Trust..........................       10/31         25,419     20,638      25,935       22,434
California Value Municipal Income Trust.....................       10/31         23,792     20,352      24,324       20,807
Florida Quality Municipal Trust.............................       10/31         23,807     20,356      24,340       20,823
Investment Grade Municipal Trust............................       10/31         22,132     20,077      22,683       19,150
Massachusetts Value Municipal Income Trust..................       10/31         21,978     20,044      22,529       18,994
Municipal Opportunity Trust.................................       10/31         28,797     21,205      29,278       25,810
Municipal Opportunity Trust II..............................       10/31         26,279     20,781      26,787       23,295
Municipal Trust.............................................       10/31         38,107     22,876      38,498       35,124
New York Quality Municipal Trust............................       10/31         23,453     20,296      23,990       20,469
New York Value Municipal Income Trust.......................       10/31         22,789     20,182      23,333       19,806
Ohio Quality Municipal Trust................................       10/31         22,791     20,185      23,334       19,807
Ohio Value Municipal Income Trust...........................       10/31         21,472     19,962      22,029       18,489
Pennsylvania Quality Municipal Trust........................       10/31         24,687     20,506      25,210       21,704
Pennsylvania Value Municipal Income Trust...................       10/31         22,934     20,207      23,476       19,950
Select Sector Municipal Trust...............................       10/31         22,603     20,154      23,148       19,620
Strategic Sector Municipal Trust............................       10/31         25,601     20,664      26,115       22,616
Trust for Insured Municipals................................       10/31         25,435     20,674      25,969       22,470
Trust for Investment Grade California Municipals............       10/31         23,064     20,237      23,606       20,082
Trust for Investment Grade Florida Municipals...............       10/31         44,869     40,161      45,880       38,815
Trust for Investment Grade Municipals.......................       10/31         33,983     22,269      34,494       31,083
Trust for Investment Grade New Jersey Municipals............       10/31         44,355     40,226      45,446       38,384
Trust for Investment Grade New York Municipals..............       10/31         24,029     20,384      24,555       21,040

                            FUND                              FISCAL YEAR-END   DAMMEYER    KERR     SONNENSCHEIN   WHALEN
                            ----                              ---------------   --------    ----     ------------   ------
Trust for Investment Grade Pennsylvania Municipals..........       10/31         24,681     20,491      25,197       21,688
Value Municipal Income Trust................................       10/31         32,129     21,775      32,576       29,140
High Income Trust...........................................       12/31         25,757     20,928      25,676       21,940
High Income Trust II........................................       12/31         25,048     20,815      24,990       21,247
Income Trust................................................       12/31          8,615      1,629       8,590        8,652

                                                                         ANNEX G

      TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS AS OF APRIL 12, 2002

    The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of April 12, 2002, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

                                                         ARCH          DAMMEYER            MYERS         SONNENSCHEIN      WHALEN
                                                         ----          --------            -----         ------------      ------
Advantage Municipal Income Trust...................        300         175,291                  --           300              726
Advantage Municipal Income Trust II(1).............        500         163,402(2.00%)           --           350              500
High Income Trust(2)...............................        676         140,327(1.02%)      100,000            --           20,129
High Income Trust II...............................        550              --                 135            --              465
Investment Grade Municipal Trust...................        524              --                  --            --              739
Municipal Income Trust.............................        577              --                 100            --              744
Municipal Opportunity Trust........................        300              --                  --            --              734
Municipal Opportunity Trust II(3)..................         --         129,082(1.10%)           --           350              500
Municipal Trust....................................        800          38,642(1.06%)       20,900            --              750
Select Sector Municipal Trust......................        508          28,752                  --           350              500
Senior Income Trust................................         --              --                  --           500              300
Strategic Sector Municipal Trust...................        500         100,165                  --            --               --
Trust for Insured Municipal........................        300           9,000                  --            --              762
Trust for Investment Grade Municipals..............        300          32,426                  --            --              753
Value Municipal Income Trust.......................         --          79,039                  --            --               --

---------------
(1) The Trustees as a group own 2.02% of the total Common Shares outstanding of Advantage Municipal Income Trust II

(2) The Trustees as a group own 1.90% of the total Common Shares outstanding of High Income Trust

(3) The Trustees as a group own 1.11% of the total Common Shares outstanding of Municipal Opportunity Trust II

                                                                         ANNEX H

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES
    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of April 12, 2002.


                                                                     INDEPENDENT TRUSTEES
                                       --------------------------------------------------------------------------------
                                             ARCH           DAMMEYER         KERR          MYERS         SONNENSCHEIN
                                             ----           --------         ----          -----         ------------
Advantage Municipal Income Trust.....        $1-$10,000   over $100,000           --               --        $1-$10,000
Advantage Municipal Income Trust
 II..................................        $1-$10,000   over $100,000           --               --        $1-$10,000
High Income Trust....................        $1-$10,000   over $100,000           --    over $100,000                --
High Income Trust II.................        $1-$10,000              --           --       $1-$10,000                --
Investment Grade Municipal Trust.....        $1-$10,000              --           --               --                --
Municipal Income Trust...............        $1-$10,000              --           --       $1-$10,000                --
Municipal Opportunity Trust..........        $1-$10,000              --           --               --                --
Municipal Opportunity Trust II.......                --   over $100,000           --               --        $1-$10,000
Municipal Trust......................   $10,001-$50,000   over $100,000           --    over $100,000                --
Select Sector Municipal Trust........        $1-$10,000   over $100,000           --               --        $1-$10,000
Senior Income Trust..................                --              --           --               --        $1-$10,000
Strategic Sector Municipal Trust.....        $1-$10,000   over $100,000           --               --                --
Trust for Insured Municipal..........        $1-$10,000   over $100,000           --               --                --
Trust for Investment Grade
 Municipals..........................        $1-$10,000   over $100,000           --               --                --
Value Municipal Income Trust.........                --   over $100,000           --               --                --
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Closed-End Fund
 Complex.............................  $50,001-$100,000   over $100,000   $1-$10,000    over $100,000   $10,001-$50,000

                                            INTERESTED TRUSTEES
                                       -----------------------------
                                         POWERS          WHALEN
                                         ------          ------
Advantage Municipal Income Trust.....          --    $10,001-$50,000
Advantage Municipal Income Trust
 II..................................          --         $1-$10,000
High Income Trust....................          --   $50,001-$100,000
High Income Trust II.................          --         $1-$10,000
Investment Grade Municipal Trust.....          --         $1-$10,000
Municipal Income Trust...............          --         $1-$10,000
Municipal Opportunity Trust..........          --    $10,001-$50,000
Municipal Opportunity Trust II.......          --         $1-$10,000
Municipal Trust......................          --    $10,001-$50,000
Select Sector Municipal Trust........          --         $1-$10,000
Senior Income Trust..................          --         $1-$10,000
Strategic Sector Municipal Trust.....          --                 --
Trust for Insured Municipal..........          --         $1-$10,000
Trust for Investment Grade
 Municipals..........................          --         $1-$10,000
Value Municipal Income Trust.........          --                 --
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Closed-End Fund
 Complex.............................  $1-$10,000      over $100,000

                                                                         ANNEX I

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the amounts of audit fees and all other fees paid by each Fund during the Fund's last fiscal years to D&T.

                                                                             ALL OTHER
                         FUND NAME                            AUDIT FEES       FEES*
                         ---------                            ----------     ---------
Van Kampen Municipal Income Trust                              $25,000         $3,500
Van Kampen California Municipal Trust                           19,200          3,500
Van Kampen Investment Grade Municipal Trust                     20,000          3,500
Van Kampen Select Sector Municipal Trust                        20,000          3,500
Van Kampen Municipal Trust                                      25,000          3,500
Van Kampen California Quality Municipal Trust                   25,000          3,500
Van Kampen New York Quality Municipal Trust                     20,000          3,500
Van Kampen Pennsylvania Quality Municipal Trust                 20,000          3,500
Van Kampen Florida Quality Municipal Trust                      20,000          3,500
Van Kampen Ohio Quality Municipal Trust                         20,000          3,500
Van Kampen Trust for Insured Municipals                         25,000          3,500
Van Kampen Trust for Investment Grade Municipals                25,000          3,500
Van Kampen Trust for Investment Grade California Municipals     20,000          3,500
Van Kampen Trust for Investment Grade New York Municipals       20,000          3,500
Van Kampen Trust for Investment Grade Pennsylvania              20,000          3,500
 Municipals
Van Kampen Trust for Investment Grade Florida Municipals        20,000          3,500
Van Kampen Trust for Investment Grade New Jersey Municipals     20,000          3,500
Van Kampen Municipal Opportunity Trust                          25,000          3,500
Van Kampen Advantage Municipal Income Trust                     25,000          3,500
Van Kampen Advantage Pennsylvania Municipal Income Trust        20,000          3,500
Van Kampen Ohio Value Municipal Income Trust                    20,000          3,500
Van Kampen Massachusetts Value Municipal Income Trust           20,000          3,500
Van Kampen Strategic Sector Municipal Trust                     23,600          3,500
Van Kampen New York Value Municipal Income Trust                20,000          3,500
Van Kampen California Value Municipal Income Trust              20,000          3,500
Van Kampen Pennsylvania Value Municipal Income Trust            20,000          3,500
Van Kampen Value Municipal Income Trust                         25,000          3,500
Van Kampen Municipal Opportunity Trust II                       25,000          3,500
Van Kampen Advantage Municipal Income Trust II                  20,000          3,500
Van Kampen High Income Trust                                    35,000          3,500
Van Kampen High Income Trust II                                 35,000          3,500
Van Kampen Senior Income Trust                                  60,000          2,000
Van Kampen Bond Fund                                            23,750          1,500
Van Kampen Income Trust                                         20,500          1,500

* "All Other Fees" include tax review fees and agreed upon procedures quarterly for leveraged closed end funds fees.

                            [VAN KAMPEN FUNDS LOGO]

                                                                     VKCL 02

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXXX, a XXXXXXXXXX business trust (the "Fund"), hereby appoints John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class I Trustees, the                    FOR ALL
                      nominees named below:                                         FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      David C. Arch and Howard J Kerr
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------

                      To transact such other business as may properly come before
                 2.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                Date ________________ , 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                       VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Wayne W. Whalen
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                Date ________________, 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXX, a Pennsylvania trust (the "Fund"), hereby appoints John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class I Trustee, the                   FOR ALL
                      nominee named below:                                          FOR   WITHHOLD   EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      David C. Arch and Howard J Kerr
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND THE NOMINEE'S NAME ON THE LINE
                      BELOW.
                      ------------------------------------------------------------
                      To transact such other business as may properly come before
                 2.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                Date ________________, 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                       VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Rod Dammeyer
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                 Date ________________, 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN XXXXXXXXX, a Pennsylvania trust (the "Fund"), hereby appoints John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class III Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Theodore A. Myers

                 2. To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                Date ________________, 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints John
           L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,                      FOR ALL
                      the nominees named below:                                     FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      Richard F. Powers, III and Hugo F. Sonnenschein
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------

                      To transact such other business as may properly come before
                 2.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                Date ________________, 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXXX, a Pennsylvania trust (the "Fund"), hereby appoints John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,                      FOR ALL
                      the nominees named below:                                     FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      Richard F. Powers, III and Hugo F. Sonnenschein
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------

                      To transact such other business as may properly come before
                 2.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                Date ________________, 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN XXXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class III Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Theodore A. Myers
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                Date ________________, 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                              VAN KAMPEN BOND FUND TRUST

                         JOINT SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN BOND FUND, a Delaware business trust (the "Fund"), hereby appoints John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1.   Authority to vote for the election as Class I Trustees, the                   FOR ALL
                      nominees named below:                                         FOR   WITHHOLD   EXCEPT
                          David C. Arch and Howard J Kerr                           [ ]     [ ]       [ ]

                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                Date ________________, 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                             VAN KAMPEN INCOME TRUST FUND

                         JOINT SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1.   Authority to vote for the election as Class II Trustees, the                  FOR ALL
                      nominees named below:                                         FOR   WITHHOLD   EXCEPT
                          Wayne W. Whalen and Rod Dammeyer                          [ ]     [ ]       [ ]

                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 12, 2002.

                                                Date ________________, 2002

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.